UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018

AZURRX BIOPHARMA, INC.

Delaware	001-37853	46-4993860
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

760 Parkside Avenue Downstate Biotechnology Incubator, Suite 304 Brooklyn, New York		11226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 699-7855
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07             Submission of Matters to a Vote of Security Holders.

On August 27, 2018, AzurRx BioPharma, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors
	For	Against
Johan (Thijs) Spoor	8,961,067	133,000
Maged Shenouda	8,757,267	336,800
Edward J. Borkowski	6,323,454	2,770,613
Alastair Riddell, PhD.	8,220,859	873,208
Charles J. Casamento	8,968,567	125,500
Vern Lee Schramm, PhD.	8,971,067	123,000

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the Company's 2019 annual meeting of stockholders, or until their successors are duly elected and qualified.

Proposal No. 2- Ratification of the Appointment of Mazars USA LLP as the Company’s Independent Auditors for the Fiscal Year Ending December 31, 2018

	For	Against	Abstain
Votes	12,181,072	283	121,503

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Mazars USA LLP as the Company’s registered public accounting firm auditors for the fiscal year ending December 31, 2018.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 23, 2018.

Item 8.01	Other Events

On August 28, 2018, the Company issued a press release announcing that it plans to present at the Rodman and Renshaw 20th Annual Global Investment Conference in New York at the St. Regis Hotel on Wednesday, September 5th at 5:30 p.m. EDT. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AzurRx BioPharma, Inc.
Date:  August 29, 2018
By:	/s/ Johan M. Spoor
Name: Johan M. Spoor
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated August 28, 2018